UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 31, 2022

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2022, FDCTech, Inc. (“FDC” or the “Company,” OTCQB: FDCT) signed a definitive agreement to acquire fifty-one percent (50.10%) fifty-point-one percent (50.10%) equity interest in NSFX Ltd. (NSFX), a European margin trading broker-dealer regulated by Malta Financial Services Authority (MFSA License Number IS/56519).

The Company received regulatory approval from MFSA’s Investment Services Supervision Department in October 2022. NSFX has furnished the Company with its audited balance sheet for the fiscal year that ended on November 30, 2021, and 2020 (the “Balance Sheet Date”). NSFX provided the related audited statements of operations, stockholders’ equity, and cash flows for the interim period in 2022, fiscal years ending November 30, 2021, and 2020. NSFX has no liabilities other than (i) liabilities reflected on the financial statements and (ii) liabilities incurred in the ordinary course of business since the balance sheet date.

For consideration for the Shares, the Company shall pay the sellers in the following manner: (i) FDCT is responsible for paying the net unrealized profits (the “FDCT Share Purchase Price”) calculated at the Effective Date, estimated to be approximately $350,000 (maximum).

The Company has provided technical support and brokerage consulting to all NSFX trading infrastructure since August 2016.

The foregoing description of the Sales Purchase Agreement with NSFX does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 3, 2023, the Company issued a press release announcing the purchase of NSFX Ltd. We have furnished a copy of the press release as Exhibit 99.1 hereto, which is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Sales Purchase Agreement dated December 31, 2022.

99.1	Press release dated January 06, 2023.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

January 06, 2023	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)

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